AMENDMENT
                                       TO
                                 LOAN AGREEMENT
                                 --------------

     This Amendment to Loan Agreement is entered into as of July 23, 1999 (the "Amendment") by and between SILICON VALLEY BANK ("Agent" or "Bank") and CREDENCE SYSTEMS CORPORATION, a Delaware corporation ("Credence" or "Borrower").

                                    RECITALS

     Borrower, Credence Korea, Credence Systems K.K., Bank and Bank of Hawaii are parties to that certain Loan Agreement dated as of July 26, 1996, as amended by an Amendment to Loan Agreement dated as of July 25, 1997, an Amendment to Loan Agreement dated as of July 24, 1998, and an Amendment to Loan Agreement dated as of February 5, 1999. Bank of Hawaii, Credence Korea and Credence Systems K.K. have elected not to continue to be parties to the Agreement. Bank and Borrower desire to amend the Agreement to reflect such withdrawals and to reflect certain other changes, all in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Bank of Hawaii, Credence Korea and Credence Systems, K.K. shall cease to be parties to the Agreement. All references to such entities in the Agreement are deleted.

     2. The following definitions in Section 1.1 are amended and replaced in their entirety to read as follows:

          a. "Collateral" means the property of each Borrower described on Exhibit D attached hereto.

          b.   "Committed Line" means Twenty Million Dollars ($20,000,000)

          c.   "Maturity Date" means July 22, 2000.

     3. The defined terms "Optional Currency", "Optional Currency Rate Advance", "Optional Currency Rate" and "Optional Currency Rate Instruments" are deleted from the Agreement.

     4. The first paragraph of Section 2.1 (a) is amended to read as follows:

          "Subject to the terms and conditions of this Agreement, Bank will make Advances to Borrower in United States Dollars in an amount that does not exceed the Committed Line minus the face amount of all outstanding Letters of Credit (including undrawn and drawn but unreimbursed
          Letters of Credit) minus the reserve, if any, taken under Section 2.1.1(d). Notwithstanding the foregoing, if the aggregate amount of outstanding Advances plus Letters of Credit plus the reserve, if any, taken under Section 2.1.1(d) exceed Fifteen Million Dollars ($15,000,000), then Bank will make Advances to Borrower in an aggregate amount not to exceed the lesser of (i) the Committed Line or
          (ii) the Borrowing Base plus one hundred percent (100%) of Accounts that are supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement."

     5. Section 2.1(c) is deleted. All references to Optional Currency, Optional Currency Rate Advance, Optional Currency Rate and Optional Currency Rate Instrument are deleted. All Advances shall be made only in United States Dollars.



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

     6. The reference in Section 2.1(c) to " 150 basis points" is amended to read "200 basis points".

     7. The first  sentence  in Section  2.1.1(c) is amended to read as follows:
"The maximum aggregate obligation at any one time for undrawn and drawn but unreimbursed Letters of Credit shall be Fifteen Million Dollars ($15,000,000).

     8. The  reference in the last  paragraph of Section 5.3 to "Twenty  Million
Dollars   ($20,000,000)"   is  amended   to  read   "Fifteen   Million   Dollars
($15,000,000)".

     9. Section 5.8 is deleted in its entirety.

     10. Section 5.9 is deleted in its entirety and replaced with the following:

          "5.9 Tangible Net Worth. Maintain, on a consolidated basis, as of the last day of each fiscal quarter, a Tangible Net Worth, excluding Subordinated Debt, of not less than One Hundred Twenty Five Million Dollars ($125,000,000)."

     11. Section 5.10 is deleted in its entirety and replaced with the following:

          "5.10 Profitability. Beginning the fiscal quarter ending July 31, 1999, on a consolidated basis, have a minimum net profit of at least One Dollar ($1.00) for the four-quarter period beginning the fiscal quarter ending July 31, 1999. Borrower may suffer losses in up to two quarters, provided that Borrower may suffer a loss from continuing operations in only one quarter."

     12. Article 11 is deleted in its entirety and replaced with the following:

          "11. Springing Lien. Borrower grants Bank a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure Prompt repayment of all Obligations and in order to secure prompt performance by Borrower of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the Collateral. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interest in the Collateral. Notwithstanding any provision of this Section 11 to the contrary, the grant of security interest hereunder shall not be effective unless at any time the balance of Borrower's unrestricted cash and marketable securities is below Ninety Million Dollars ($90,000,000), at which time such grant shall automatically be effective and Bank shall have the right to file with the California Secretary of State or such other appropriate government office, the financing statements on Form UCC-1 delivered in connection with this Amendment. Bank shall otherwise retain such financing statements in its offices."

     13. The attached Exhibit C is hereby added and incorporated by reference into the Agreement.

     14. As a condition to the effectiveness of this Amendment, Bank shall receive a fee of Seventy-Five Thousand Dollars ($75,000), payable upon the date hereof, plus all Bank Expenses incurred in connection with the preparation of this Amendment.

     15. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          a. resolutions by Borrower authorizing the execution and delivery of this Amendment;

          b. executed financing statement on Form UCC-1; and

PA\932979.1
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                                       30

          c. such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     16. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     17.  Borrower   represents  and  warrants  that  the   Representations  and
Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     18. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                          CREDENCE SYSTEMS CORPORATION


                          By:
                          --------------------------------------------

                          Title:
                          --------------------------------------------




                          SILICON VALLEY BANK


                          By:
                          --------------------------------------------

                          Title:
                          --------------------------------------------












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

                                   EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK

FROM:             CREDENCE SYSTEMS CORPORATION


The undersigned authorized officer of CREDENCE SYSTEMS CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

  Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                                 Required                               Complies
------------------                                 --------                               --------


Form 10-K                                          Annually within 5 days                 Yes      No
Form 10-Q                                          Quarterly within 5 days                Yes      No
A/R & A/P Agings, BBC                              Monthly within 20 days                 Yes      No
                                                   if outstanding Advances
                                                   exceed $15,000,000

Financial Covenant                                 Required                  Actual       Complies

Maintain on a Quarterly Basis:
   Minimum Quick Ratio                             2.0:1.0                        :1.0    Yes      No
   Tangible Net Worth, excluding Sub Debt          $125,000,000              $            Yes      No

   Profitability                                   1                         $            Yes      No

1. Borrower, on a consolidated basis, to have a minimum net profit of at least $1.00 for the four-quarter period that begins with the fiscal quarter ending on July 31, 1999. Borrower may suffer losses in up to 2 quarters, provided only one such loss is from continuing operations.

Comments Regarding Exceptions: See Attached.


Sincerely,



SIGNATURE
----------------------------------------------


TITLE
----------------------------------------------


DATE
----------------------------------------------


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

                                    EXHIBIT D


     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

(a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

(c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

(d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

(e) All documents, cash, deposit accounts, securities, investment property, financial assets, securities entitlements, securities accounts, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

(f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

     Inclusion of any property in the description of Collateral in this Exhibit shall not imply any obligation to maintain any license or retain any property that would otherwise expire or be disposed of in the ordinary course of Borrower's business in compliance with the Loan Agreement.









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                                       33

                        CORPORATE RESOLUTIONS TO BORROW

--------------------------------------------------------------------------------
Borrower:           CREDENCE SYSTEMS CORPORATION
--------------------------------------------------------------------------------


     I, the undersigned Secretary or Assistant Secretary of Credence Systems Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

     I FURTHER CERTIFY that the Certificate of Incorporation and Bylaws previously delivered to Bank are in full force and effect and have not been amended, modified or restated.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

     BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

       NAMES                          POSITION                 ACTUAL SIGNATURES

                              Office of the President
    Dennis P. Wolf                   EVP & CFO               /s/  Dennis P. Wolf
    --------------            -----------------------        -------------------

    John Detwiler             VP Corporate Controller        /s/  John Detwiler
    -------------             -----------------------        -------------------

    Suguna Vepa               Director of Treasury           /s/  Suguna Vepa
    -----------               -----------------------        -------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     Borrow Money. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan Agreement dated as of July 26, 1996, as amended from time to time, including the Amendment to Loan Agreement dated as of July 23, 1999 (the "Loan Agreement").

     Execute Loan Agreement. To execute and deliver to Bank the Loan Agreement, any amendment thereto, and one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for one or more of the notes, or any portion of the Loan Agreement.

     Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

     Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Letters of Credit. To execute letters of credit applications and other related documents pertaining to Bank's issuance of letters of credit.


PA\932979.1
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                                       34

     Foreign Exchange Contracts. To request Bank to enter into foreign exchange contracts on its behalf.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     IN WITNESS WHEREOF, I have hereunto set my hand on August 12, 1999 and attest that the signatures set opposite the names listed above are their genuine signatures.

                           CERTIFIED AND ATTESTED BY:



                           X
                           -------------------------------------















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                                       35

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------

A. NAME & TEL. # OF CONTACT AT FILER           B. FILING OFFICE ACCT. #
(optional)                                     (optional)

--------------------------------------------------------------------------------

C. RETURN COPY TO:  (Name and Mailing Address)


          SILICON VALLEY BANK,  ATTN: LOAN SERVICES
          ADMINISTRATION
          3003 TASMAN DRIVE
          SANTA CLARA, CA 95054-1191


--------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable):   LESSOR/LESSEE    CONSIGNOR/CONSIGNEE
                                           NON-UCC FILING
--------------------------------------------------------------------------------
1.  DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
--------------------------------------------------------------------------------
   1a.  ENTITY'S NAME
         Credence Systems Corp
--------------------------------------------------------------------------------
   1b.  INDIVIDUAL'S LAST NAME        FIRST NAME        MIDDLE NAME       SUFFIX
--------------------------------------------------------------------------------
1c.  MAILING ADDRESS            CITY          STATE      COUNTRY     POSTAL CODE
    215 FOURIER AVENUE         FREMONT         CA          USA          94539
--------------------------------------------------------------------------------
1d.  S.S. OR TAX I.D.#       OPTIONAL                 1e.  TYPE OF ENTITY
                            ADD'NL INFO RE
                            ENTITY DEBTOR

1f.  ENTITY'S STATE OR             1g.  ENTITY'S ORGANIZATIONAL I.D.#, if any
     COUNTRY OR ORGANIZATION
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME
    insert only one debtor name (2a or 2b)
--------------------------------------------------------------------------------
   2a.  ENTITY'S NAME
--------------------------------------------------------------------------------
   2b.  INDIVIDUAL'S LAST NAME      FIRST NAME          MIDDLE NAME       SUFFIX
--------------------------------------------------------------------------------
2c.  MAILING ADDRESS            CITY         STATE       COUNTRY     POSTAL CODE
--------------------------------------------------------------------------------
2d.  S.S. OR TAX I.D.#       OPTIONAL                2e.  TYPE OF ENTITy
                         ADD'NL INFO RE
                         ENTITY DEBTOR

2f.  ENTITY'S STATE OR            2g.  ENTITY'S ORGANIZATIONAL I.D.#, if any
     COUNTRY OR ORGANIZATION
--------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME insert only one secured party name (3a or 3b)
--------------------------------------------------------------------------------
   3a.  ENTITY'S NAME
         Silicon Valley Bank
--------------------------------------------------------------------------------
   3b.  INDIVIDUAL'S LAST NAME       FIRST NAME          MIDDLE NAME      SUFFIX
--------------------------------------------------------------------------------
3c.  MAILING ADDRESS           CITY            STATE     COUNTRY     POSTAL CODE
     3003 TASMAN DRIVE         SANTA CLARA       CA        USA           95054
--------------------------------------------------------------------------------
4.  This FINANCING STATEMENT covers the following types or items of property:
  SEE EXHIBIT A ATTACHED HERETO FOR COLLATERAL DESCRIPTION.






--------------------------------------------------------------------------------
5.  CHECK               This FINANCING STATEMENT is signed by the Secured Party
     BOX                instead  of  the  Debtor to perfect a security interest
    (if applicable)     (a) in collateral already subject to a security interest
                        in another  jurisdiction when it was  brought into this
                        state, or when the debtor's location was changed to this
                        state, or (b) in   accordance   with   other   statutory
                        provisions (additional date may be required)
--------------------------------------------------------------------------------
6.  REQUIRED SIGNATURE (S)


--------------------------------------------------------------------------------
7.  If filed in Florida (check one)
      Documentary stamp tax paid       Documentary stamp tax not applicable
--------------------------------------------------------------------------------
8.       This FINANCING STATEMENT is to be filed (for record)
         (or recorded) in the REAL ESTATE RECORDS
          Attach Addendum             (if applicable)
--------------------------------------------------------------------------------
9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
   [ADDITIONAL FEE]
   (optional)          All Debtors       Debtor 1       Debtor 2
--------------------------------------------------------------------------------

CREDENCE SYSTEMS CORPORATION

--------------------------------------------------------------------------------

DEBTOR:                     CREDENCE SYSTEMS, INC.
SECURED PARTY:              SILICON VALLEY BANK

                                    EXHIBIT A
                                    ---------



     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

     (i) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (ii) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

     (iii) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     (iv) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

     (v) All documents, cash, deposit accounts, securities, investment property, financial assets, securities entitlements, securities accounts, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     (vi) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

     Inclusion of any property in the description of Collateral in this Exhibit shall not imply any obligation to maintain any license or retain any property that would otherwise expire or be disposed of in the ordinary course of Borrower's business in compliance with the Loan Agreement.







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